Exhibit 21
LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
308 Furman, Ltd.	TX
360 Developers, LLC	FL
Ann Arundel Farms, Ltd.	TX
Aquaterra Utilities, Inc.	FL
Asbury Woods L.L.C.	IL
Astoria Options, LLC	DE
Autumn Creek Development, Ltd.	TX
Bainebridge 249, LLC	FL
Bellagio Lennar, LLC	FL
Aylon, LLC	DE
Bay Colony Expansion 369, Ltd.	TX
Bay River Colony Development, Ltd.	TX
BB Investment Holdings, LLC	NV
BCI Properties, LLC	NV
Belle Meade LEN Holdings, LLC	FL
Belle Meade Partners, LLC	FL
BPH I, LLC	NV
Bramalea California, Inc.	CA
Bressi Gardenlane, LLC	DE
Builders LP, Inc.	DE
Cambria L.L.C.	IL
Cary Woods, LLC	IL
Casa Marina Development, LLC	FL
Caswell Acquisition Group, LLC	DE
Cedar Lakes II, LLC	NC
Chancellor Place at Hamilton, LLC	NJ	Lennar
Cherrytree II LLC	MD
CL Ventures, LLC	FL
Coco Palm 82, LLC	FL
Colonial Heritage LLC	VA
Concord Station, LLP	FL	Club Concord Station
Coto de Caza, Ltd., Limited Partnership	CA
Coventry L.L.C.	IL
CPFE, LLC	MD
CP Development Co., LP	DE
CP Red Oak Management, LLC	TX
CP Red Oak Partners, Ltd.	TX
CP/HPS Development Co. GP, LLC	DE
CP/HPS Development Co.-C, LLC	DE
Danville Tassajara Partners, LLC	DE
Creekside Crossing, L.L.C.	IL
Darcy-Joliet, LLC	IL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
DBJ Holdings, LLC	NV
DCA Financial, LLC	FL
DTC Holdings of Florida, LLC	FL
Eagle Bend Commercial, LLC	CO
Eagle Home Mortgage Holdings, LLC	DE
Eagle Home Mortgage of California, Inc.	CA
Eagle Mortgage Holdings, LLC	DE
Edgefield Holdings, LLC	DE
Edgewater Reinsurance, Ltd.
Estates Seven, LLC	DE
EV, LLC	MD
Evergreen Village LLC	DE
F&R Florida Homes, LLC	FL
F&R QVI Home Investments USA, LLC	DE
Fidelity Guaranty and Acceptance Corp.	DE	First Texas Fidelity Company
FLORDADE LLC	FL
Fox-Maple Associates, LLC	NJ	Maple Ridge Associates, LLC
Friendswood Development Company, LLC	TX
Garco Investments, LLC	FL
Greentree Holdings, LLC	NJ
Greystone Construction, Inc.	AZ
Greystone Homes of Nevada, Inc.	DE
Greystone Homes, Inc.	DE
Greystone Nevada, LLC	DE	Lennar Homes
Greywall Club L.L.C.	IL
Hammocks Lennar LLC	FL
Harveston, LLC	DE
Haverford Venture L.L.C.	IL
Haverton L.L.C.	IL
HCC Investors, LLC	DE
Heathcote Commons LLC	VA
Heritage of Auburn Hills, L.L.C.	MI
Hewitts Landing Trustee, LLC	MA
Home Buyer's Advantage Realty, Inc.	TX
Homecraft Corporation	TX
HPS Development Co., LP	DE
HPS Vertical Development Co.-B, LP	DE
HPS1 Block 1, LLC	DE
HPS1 Block 50, LLC	DE
HPS1 Block 51, LLC	DE
HPS1 Block 52, LLC	DE
HPS1 Block 53, LLC	DE
HPS1 Block 54, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
HPS1 Block 55, LLC	DE
HPS1 Block 56/57, LLC	DE
HTC Golf Club, LLC	CO
HW SF, LLC	TX
Inactive Companies, LLC	FL
Independence L.L.C.	VA
Isles at Bayshore Club, LLC	FL
Kendall Hammocks Commercial, LLC	FL
LAC Mountainview Holdings, LLC	DE
Lakelands at Easton, L.L.C.	MD
Lakeside Farm, LLC	MD
Largo Park Multifamily Developer, LLC	DE
LCD Asante, LLC	DE
LCI Downtown Doral Investor, LLC	DE
LCI Property Managers, LLC	DE
Legends Club, LLC	FL
Legends Golf Club, LLC	FL
LEN - Belle Meade, LLC	FL
LEN - OBS Windemere, LLC	DE
LEN - CG South, LLC	FL
LEN - Palm Vista, LLC	FL
LEN OT Holdings, LLC	FL
LEN Paradise Cable, LLC	FL
LEN Paradise Operating, LLC	FL
Len Paradise, LLC	FL
Lencraft, LLC	MD
LENH I, LLC	FL
Len-Hawks Point, LLC	FL
Lennar - BVHP, LLC	CA
Lennar Aircraft I, LLC	DE
Lennar Arizona Construction, Inc.	AZ
Lennar Arizona, Inc.	AZ
Lennar Associates Management Holding Company	FL
Lennar Avenue One, LLC	DE
Lennar Associates Management, LLC	DE
Lennar Berkeley, LLC	NJ
Lennar Bridges, LLC	CA
Lennar Buffington Colorado Crossing, L.P.	TX
Lennar Buffington Zachary Scott, L.P.	TX
Lennar Carolinas, LLC	DE
Lennar Central Park, LLC	DE
Lennar Central Region Sweep, Inc.	NV
Lennar Central Texas, L.P.	TX

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
Lennar Chicago, Inc.	IL	Lennar
Lennar Cobra, LLC	DE
Lennar Colorado, LLC	CO	Blackstone Country Club
Lennar Colorado Minerals, LLC	CO
Lennar Commercial Investors, LLC	FL
Lennar Communities Development, Inc.	DE
Lennar Communities Nevada, LLC	NV
Lennar Communities of Chicago L.L.C.	IL
Lennar Communities, Inc.	CA
Lennar Construction, Inc.	AZ
Lennar Coto Holdings, L.L.C.	CA
Lennar Courts, LLC	FL
Lennar Developers, Inc.	FL
Lennar Ewing, LLC	NJ
Lennar Family of Builders GP, Inc.	DE
Lennar Family of Builders Limited Partnership	DE
Lennar Financial Services, LLC	FL
Lennar Flamingo, LLC	FL
Lennar Fresno, Inc.	CA
Lennar Gardens, LLC	FL
Lennar Georgia, Inc.	GA
Lennar Greer Ranch Venture, LLC	CA
Lennar Heritage Fields, LLC	CA
Lennar Hingham Holdings, LLC	DE
Lennar Hingham JV, LLC	DE
Lennar Homes Holding, LLC	DE
Lennar Homes of Arizona, Inc.	AZ
Lennar Homes of California, Inc.	CA
Lennar Homes of Tennessee, LLC	DE
Lennar Homes of Texas Land and Construction, Ltd.	TX	Friendswood Development Company
	TX	Village Builders Land Company
Lennar Homes of Texas Sales and Marketing, Ltd.	TX	Kingswood Sales Associates
	TX	Houston Village Builders, Inc.
	TX	Friendswood Land Development Company
	TX	Bay Oaks Sales Associates
	TX	Lennar Homes of Texas, Inc.
	TX	U.S. Home
	TX	U.S. Home of Texas
	TX	U.S. Home of Texas, Inc.
	TX	NuHome Designs, Inc.
	TX	Village Builders, Inc.
	TX	NuHome of Texas, Inc.
	TX	NuHome Designs

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
	TX	NuHome of Texas
	TX	Lennar Homes
	TX	Lennar Homes of Texas
	TX	Village Builders
	TX	Friendswood Development Company
	TX	Friendswood Land Development Company
Lennar Homes, LLC	FL	Baywinds Land Trust D/B/A Club Vineyards, Dade County
	FL	Lake Osborne Trailer Ranch
	FL	Tripson Estates Club, Inc.
	FL	Club Carriage Pointe
	FL	Club Tuscany Village
	FL	Club Silver Palms
	FL	U.S. HOME
	FL	Verona Trace Club, Inc.
	FL	Club Malibu Bay
	FL	Isles of Bayshore Club
	FL	Copper Creek Club, Inc.
Lennar Homes NJ, LLC	DE
Lennar HW Scala SF GP, LLC	DE
Lennar Illinois Trading Company, LLC	IL
Lennar Imperial Holdings Limited Partnership	DE
Lennar International Holding, LLC	DE
Lennar International, LLC	DE
Lennar Insurance Services, Inc.	FL
Lennar Land Partners Sub II, Inc.	NV
Lennar Land Partners Sub, Inc.	DE
Lennar Layton, LLC	DE
Lennar Long Beach Promenade Partners, LLC	DE
Lennar Lytle, LLC	DE
Lennar Mare Island, LLC	CA
Lennar Marina A Funding, LLC	DE
Lennar Massachusetts Properties, Inc.	DE
Lennar MF Holdings, LLC	DE
Lennar Middletown, LLC	NJ
Lennar Multifamily Communities, LLC	DE
Lennar Multifamily Management, LLC	DE
Lennar New Jersey Properties, Inc.	DE
Lennar New York, LLC	NY
Lennar Northeast Properties LLC	NJ
Lennar Northeast Properties, Inc.	NV
Lennar Northwest, Inc.	DE
Lennar Pacific Properties Management, Inc.	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
Lennar Pacific Properties, Inc.	DE
Lennar Pacific, Inc.	DE
Lennar PI Acquisition, LLC	NJ
Lennar PI Property Acquisition, LLC	NJ
Lennar PIS Management Company, LLC	DE
Lennar PNW, Inc.	WA
Lennar Point, LLC	NJ
Lennar Port Imperial South, LLC	DE
Lennar Realty, Inc.	FL
Lennar Renaissance, Inc.	CA
Lennar Reno, LLC	NV	Barker-Coleman Communities
	NV	Lennar Homes
	NV	Lennar Communities
Lennar Rialto Investment LP	DE
Lennar Riverside West Urban Renewal Company, L.L.C.	NJ
Lennar Riverside West, LLC	DE
Lennar Sacramento, Inc.	CA
Lennar Sales Corp.	CA
Lennar/Shadeland, LLC	PA
Lennar San Jose Holdings, Inc.	CA
Lennar Southland I, Inc.	CA
Lennar Southwest Holding Corp.	NV
Lennar Spencer's Crossing, LLC	DE
Lennar Sun Ridge LLC	CA
Lennar Texas Holding Company	TX
Lennar Trading Company, LP	TX
Lennar Ventures, LLC	FL
Lennar West Valley, LLC	CA
Lennar.com Inc.	FL
Lennar/LNR Camino Palomar, LLC	CA
Lennar-Lantana Boatyard, Inc.	FL
LEN-Ryan 1, LLC	FL
Len-Verandahs, LLP	FL
LFS Holding Company, LLC	DE
LH Eastwind, LLC	FL
LHC HP I, LLC	DE
LHC HP II, LLC	DE
LH-EH Layton Lakes Estates, LLC	AZ
LHI Renaissance, LLC	FL	Club Oasis
LMC Central at McDowell, LLC	DE
LMC Gateway Venture, LLC	DE
LMC Hollywood Highland Holdings, LLC	DE
LMC Hollywood Highland Investor, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
LMC Malden Station Investor, LLC	DE
LMI Glencoe Dallas, LLC	DE
LMI Glencoe Dallas Investor, LLC	DE
LMI - Jacksonville Investor, LLC	DE
LMI-JC Developer, LLC	DE
LMI JC, LLC	DE
LMI Lakes West Covina, LLC	DE
LMI Lakes West Covina Investor, LLC	DE
LMI Largo Park Investor, LLC	DE
LMI Las Colinas Station, LLC	DE
LMI - South Kings Development Investor, LLC	DE
LMI - West Seattle, LLC	DE
LMI (150 Ocean) Investor, LLC	DE
LMI 99 Hudson Developer, LLC	DE
LMI 99 Hudson Investor, LLC	DE
LMI Cell Tower Investors, LLC	DE
LMI City Walk Investor, LLC	DE
LMI Collegedale Investor, LLC	DE
LMI Collegedale, LLC	DE
LMI Contractors, LLC	DE
LMI Naperville Investor, LLC	DE
LMI Pacific Tower, LLC	DE
LMI Park Central Investor, LLC	DE
LMI Park Central Two, LLC	DE
LMI Peachtree Corners, LLC	DE
LMI Peachtree Corners Investor, LLC	DE
LMI Pearl Apartment Homes Investor, LLC	DE
LMI Redwood City Investor, LLC	DE
LMI Tempe 601 W. Rio Salado Investor, LLC	DE
LMI-AECOM Holdings, LLC	DE
LMI-AECOM Jersey City, LLC	DE
LMICS, LLC	DE
LNC at Meadowbrook, LLC	IL
LNC at Ravenna, LLC	IL
LNC Communities I, Inc.	CO
LNC Communities II, LLC	CO	Fortress Genesee III, LLC
LNC Communities III, Inc.	CO
LNC Communities IV, LLC	CO
LNC Communities IX, LLC	CO
LNC Communities V, LLC	CO
LNC Communities VI, LLC	CO
LNC Communities VII, LLC	CO
LNC Communities VIII, LLC	CO

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
LNC Northeast Mortgage, Inc.	DE
LNC Pennsylvania Realty, Inc.	PA
Long Beach Development, LLC	TX
Longleaf Acquisition, LLC	FL
Lori Gardens Associates II, LLC	NJ
Lori Gardens Associates III, LLC	NJ
Lori Gardens Associates, L.L.C.	NJ
Lorton Station, LLC	VA
LS College Park, LLC	DE
LW D'Andrea, LLC	DE
Madrona Ridge L.L.C.	IL
Madrona Village L.L.C.	IL
Madrona Village Mews L.L.C.	IL
Majestic Woods, LLC	NJ
Marble Mountain Partners, LLC	DE
Mid-County Utilities, Inc.	MD
Miralago West Lennar, LLC	FL
Mission Viejo 12S Venture, LP	CA
Mission Viejo Holdings, Inc.	CA
Moffett Meadows Partners, LLC	DE
NASSA LLC	FL
NC Crabtree Valley, LLC	DE
NC Properties I, LLC	DE
NC Properties II, LLC	DE
North American Advantage Insurance Services, LLC	TX
North American Asset Development Corporation	CA
North American Exchange Company	CA
North American Legal Services, L.L.C.	NJ
North American Services, LLC	CA
North American Title Agency, Inc.	NJ	North American Abstract Agency
North American Title Alliance, LLC	FL
North American Title Company (AZ)	AZ
North American Title Company (FL)	FL	North American Title Company
North American Title Company (IL)	IL
North American Title Company (MD)	MD
North American Title Company (MN)	MN
North American Title Company (NV)	NV
North American Title Company (TX)	TX	Southwest Land Title Company
North American Title Company of Colorado	CO
North American Title Company, Inc. (CA)	CA
North American Title Company, LLC (OH)	OH
North American Title Florida Alliance, LLC	FL
North American Title Group, Inc. (FL)	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
North American Title Insurance Company	CA
North American Title Solutions, LLC	FL
North American Title, LLC (UT)	UT
North American Trust, Inc.	FL
Northbridge L.L.C.	IL
Northeastern Properties LP, Inc.	NV
OHC/Ascot Belle Meade, LLC	FL
One SR, L.P.	TX
Palm Gardens At Doral Clubhouse, LLC	FL
Palm Gardens at Doral, LLC	FL
Palm Vista Preserve, LLC	FL
Parkland West, LLC	FL
PD-Len Boca Raton, LLC	DE
PD-Len Delray, LLC	DE
PG Properties Holding, LLC	NC
Pioneer Meadows Development, LLC	NV
Pioneer Meadows Investments, LLC	NV
POMAC, LLC	MD
Port Imperial South Building 14, LLC	NJ
Portside SM Holdings, L.L.C.	DE
Prestonfield L.L.C.	IL
Providence Lakes, LLP	FL
PT Metro, LLC	DE
R-Ranch Development, LLC	FL
R-Ranch Orlando Lender, LLC	FL
Raintree Village II L.L.C.	IL
Raintree Village, L.L.C.	IL
Renaissance Joint Venture	FL
Reserve @ Pleasant Grove II LLC	NJ	Lennar
Reserve @ Pleasant Grove LLC	NJ	Lennar
Reserve at River Park, LLC	NJ
Reserve at South Harrison, LLC (inactive but not legally dissolved)	NJ
Rialto Capital Advisors of New York, LLC	DE
Rialto Capital Advisors, LLC	DE
Rialto Capital Management, LLC	DE
Rialto Capital Partners, LLC	DE
Rialto Capital Services, LLC	DE
Rialto Capital Servicing, LLC	DE
Rialto Corporation	DE
Rialto Holdings, LLC	DE
Rialto Investments, LLC	DE
Rialto Mezz Holdings, LLC	DE

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
Rialto Mezz Partners GP, LLC	DE
Rialto Mortgage Finance, LLC	DE
Rialto Partners GP, LLC	DE
Rialto Partners GP II, LLC	DE
Rialto REGI, LLC	FL
Rialto RL CML 2009-1, LLC	DE
Rialto RL RES 2009-1, LLC	DE
Rivendell Joint Venture	FL
Rivenhome Corporation	FL
RL BB FINANCIAL, LLC	FL
RL CMBS Holdings, LLC	DE
RL CMBS Investor, LLC	DE
RL REGI FINANCIAL, LLC	FL
RMF Alliance, LLC	DE
RMF Commercial, LLC	DE
RMF Partner, LLC	DE
RMF PR New York, LLC	DE
RMF Sub 1, LLC	DE
Rocking Horse Minerals, LLC	CO
Rutenberg Homes of Texas, Inc.	TX
Rutenberg Homes, Inc. (Florida)	FL
Rye Hill Company, LLC	NY
S. Florida Construction II, LLC	FL
S. Florida Construction III, LLC	FL
S. Florida Construction, LLC	FL
San Felipe Indemnity Co., Ltd.
San Lucia, LLC	FL
Santa Ana Transit Village, LLC	CA
Savannah Development, Ltd.	TX
Savell Gulley Development, LLC	TX
SC 521 Indian Land Reserve South, LLC	DE
SC 521 Indian Land Reserve, LLC	DE
Scarsdale, LTD.	TX
Schulz Ranch Developers, LLC	DE
Seminole/70th, LLC	FL
Siena at Old Orchard, LLC	IL
South Development, LLC	FL
Southbank Holding, LLC	FL
Spanish Springs Development, LLC	NV
St. Charles Active Adult Community, LLC	MD
Stoney Corporation	FL
Stoney Holdings, LLC	FL
Stoneybrook Clubhouse, Inc.	FL

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
Stoneybrook Joint Venture	FL
Stoneybrook Golf Club, Inc.	FL
Strategic Cable Technologies, L.P.	TX
Strategic Holdings, Inc. d/b/a Lennar Communications Ventures (LCV)	NV	Lennar Communications Ventures
Strategic Technologies, LLC	FL	Strategic Cable Technologies - Texas, Inc.
Summerfield Venture L.L.C.	IL
Summerwood, LLC	MD
SunStreet Energy Group, LLC	DE
TCO QVI, LLC	DE
Temecula Valley, LLC	DE
Texas-Wide General Agency, Inc.	TX
Terra Division, LLC	MN
The Baywinds Land Trust	FL	Baywinds Land Trust D/B/A Club Vineyards, Dade County
The Bridges at Rancho Santa Fe Sales Company, Inc.	CA
The Bridges Club at Rancho Santa Fe, Inc.	CA
The LNC Northeast Group, Inc.	DE
The Preserve at Coconut Creek, LLC	FL
The Shipyard Communities, LLC	DE
Treviso Holding, LLC	FL
Tustin Villas Partners, LLC	DE
Tustin Vistas Partners, LLC	DE
U.S. Home Corporation	DE	Lennar
	DE	Lennar Corporation
U.S. Home of Arizona Construction Co.	AZ
U.S. Home Realty, Inc.	TX
U.S. Insurors, Inc.	FL
U.S.H. Los Prados, Inc.	NV
U.S.H. Realty, Inc.	VA
UAMC Holding Company, LLC	DE
Universal American Mortgage Company of California	CA	Eagle Home Mortgage of California
Universal American Mortgage Company, LLC	FL	Universal American Mortgage Company
	FL	UAMC
	FL	Eagle Funding
	FL	UAMC d/b/a Eagle Home Mortgage
	FL	Eagle Home Mortgage of Washington and Eagle Funding of Washington
	FL	Eagle Home Mortgage
	FL	Eagle Home Mortgage of Oregon
	FL	Eagle Home Mortgage of Utah
	FL	Eagle Home Mortgage of Wyoming
USH - Flag, LLC	FL
USH (West Lake), Inc.	NJ
USH Equity Corporation	NV

LIST OF SUBSIDARIES AS OF NOVEMBER 30, 2013

Company Name	State of Incorporation	DBAs
USH LEE, LLC	FL
USH Woodbridge, Inc.	TX
UST Lennar GP PIS 10, LLC	DE
UST Lennar GP PIS 7, LLC	DE
UST Lennar GP PIS 12, LLC	DE
UST Lennar GP PIS 14, LLC	DE
UST Lennar GP PIS 19, LLC	DE
UST Lennar HW Scala SF Joint Venture, a Delaware general partnership	DE
UST Lennar PIS 10, LP	DE
UST Lennar PIS 12, LP	DE
UST Lennar PIS 14, LP	DE
UST Lennar PIS 19, LP	DE
UST Lennar PIS 7, LP	DE
UST Lennar PIS Joint Venture, LP	DE
Valencia at Doral, LLC	FL	Valencia at Doral Club
Venetian Lennar LLC	FL
Vineyard Point 2009, LLC	CA
Waterview at Hanover, LLC	NJ
WCP, LLC	SC
West Chocolate Bayou Development, LLC	TX
West Lake Village, LLC	NJ
West Seattle Project X, LLC	DE
West Van Buren L.L.C.	IL
Westchase, Inc.	NV
Westchase, Ltd.	TX
Willowbrook Investors, LLC	NJ
Woodbridge Multifamily Developer I, LLC	DE
Wright Farm, L.L.C.	VA
Xerxes Investor, LLC	DE